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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                        AUGUST 25, 2000 (AUGUST 14, 2000)
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                       TRI-STATE OUTDOOR MEDIA GROUP, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           KANSAS                      33-59137                   48-1061763
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(STATE OR OTHER JURISDICTION         (COMMISSION                (IRS EMPLOYER
     OF INCORPORATION)               FILE NUMBER)            IDENTIFICATION NO.)

     3416 HIGHWAY 41 SOUTH, TIFTON, GEORGIA                         31793
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 732-8261
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                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.           OTHER EVENTS

      Tri-State Outdoor Media Group, Inc. (the "Company") entered into an amended and restated loan agreement to the original credit agreement ("Credit Agreement") with The First National Bank of Chicago originally dated September 20, 1998 on August 12, 1999 and further amended on August 14, 2000. A copy of the August 14, 2000 amendment to the Credit Agreement is attached hereto as
Exhibit 10.16.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRI-STATE OUTDOOR MEDIA GROUP, INC.


Date: August 25, 2000               By: /s/ William G. McLendon
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                                            William G. McLendon
                                            Chief Financial Officer